Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net sales	$6,456	$6,112	$10,873	$10,604
Cost of goods sold	2,932	2,918	5,274	5,468
Research and development expense	375	357	710	689
Selling, general and administrative expenses	1,156	1,054	1,907	1,790
Amortization of intangibles	161	174	323	351
Restructuring and asset related charges - net	79	92	101	167
Other income (expense) - net	103	(113)	118	(212)
Interest expense	52	66	88	107
Income (loss) from continuing operations before income taxes	1,804	1,338	2,588	1,820
Provision for (benefit from) income taxes on continuing operations	422	282	539	388
Income (loss) from continuing operations after income taxes	1,382	1,056	2,049	1,432
Income (loss) from discontinued operations after income taxes	(66)	—	(77)	47

Net income (loss)	1,316	1,056	1,972	1,479

Net income (loss) attributable to noncontrolling interests	2	3	6	7

Net income (loss) attributable to Corteva	$1,314	$1,053	$1,966	$1,472

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$2.02	$1.51	$2.99	$2.04
Basic earnings (loss) per share of common stock from discontinued operations	(0.10)	—	(0.11)	0.07
Basic earnings (loss) per share of common stock	$1.92	$1.51	$2.88	$2.11

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$2.02	$1.51	$2.98	$2.03
Diluted earnings (loss) per share of common stock from discontinued operations	(0.10)	—	(0.11)	0.07
Diluted earnings (loss) per share of common stock	$1.92	$1.51	$2.87	$2.10

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	681.7	695.9	683.3	698.1
Diluted	683.1	698.1	684.7	700.4

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	June 30, 2025	December 31, 2024	June 30, 2024
Assets
Current assets
Cash and cash equivalents	$2,065	$3,106	$1,839
Marketable securities	76	63	120
Accounts and notes receivable - net	8,674	5,676	7,615
Inventories	4,316	5,432	4,893
Other current assets	873	820	892
Total current assets	16,004	15,097	15,359
Investment in nonconsolidated affiliates	134	134	113
Property, plant and equipment	9,455	9,074	9,088
Less: Accumulated depreciation	5,302	4,975	4,933
Net property, plant and equipment	4,153	4,099	4,155
Goodwill	10,518	10,408	10,490
Other intangible assets	8,583	8,876	9,238
Deferred income taxes	449	401	538
Other assets	1,918	1,810	1,571
Total Assets	$41,759	$40,825	$41,464

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,942	$750	$2,253
Accounts payable	3,828	4,039	3,300
Income taxes payable	485	207	488
Deferred revenue	358	3,287	413
Accrued and other current liabilities	2,903	2,103	2,499
Total current liabilities	9,516	10,386	8,953
Long-term debt	1,687	1,953	2,471
Other noncurrent liabilities
Deferred income tax liabilities	258	478	607
Pension and other post-employment benefits	2,229	2,271	2,452
Other noncurrent obligations	1,918	1,707	1,560
Total noncurrent liabilities	$6,092	$6,409	$7,090

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2025 - 679,879,000; December 31, 2024 - 685,595,000; and June 30, 2024 - 693,617,000	7	7	7
Additional paid-in capital	27,014	27,196	27,504
Retained earnings (accumulated deficit)	1,532	55	992
Accumulated other comprehensive income (loss)	(2,644)	(3,469)	(3,324)
Total Corteva stockholders' equity	25,909	23,789	25,179
Noncontrolling interests	242	241	242
Total equity	26,151	24,030	25,421
Total Liabilities and Equity	$41,759	$40,825	$41,464

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2025	2024
Operating activities
Net income (loss)	$1,972	$1,479
(Income) loss from discontinued operations after income taxes	77	(47)
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	597	619
Provision for (benefit from) deferred income tax	(209)	(303)
Net periodic pension and OPEB (benefit) cost, net	19	82
Pension and OPEB contributions	(84)	(95)
Net (gain) loss on sales of property, businesses, consolidated companies and investments	(17)	(17)
Restructuring and asset related charges - net	101	167
Other net loss	272	245
Changes in assets and liabilities, net
Accounts and notes receivable	(2,544)	(2,427)
Inventories	1,310	1,783
Accounts payable	(356)	(913)
Deferred revenue	(2,944)	(2,978)
Other assets and liabilities	667	406
Cash provided by (used for) operating activities - continuing operations	$(1,139)	$(1,999)
Cash provided by (used for) operating activities - discontinued operations	(23)	(159)
Cash provided by (used for) operating activities	$(1,162)	$(2,158)
Investing activities
Capital expenditures	$(212)	$(262)
Proceeds from sales of property, businesses and consolidated companies - net of cash divested	25	20
Purchases of investments	—	(136)
Proceeds from sales and maturities of investments	62	65
Proceeds from (payment for) settlement of net investment hedge	(56)	15
Other investing activities, net	(17)	(7)
Cash provided by (used for) investing activities	$(198)	$(305)
Financing activities
Net change in borrowings (less than 90 days)	$28	$628
Proceeds from debt	1,214	2,559
Payments on debt	(335)	(943)
Repurchase of common stock	(520)	(504)
Proceeds from exercise of stock options	70	28
Dividends paid to stockholders	(232)	(223)
Other financing activities, net	(38)	(27)
Cash provided by (used for) financing activities	$187	$1,518
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	68	(72)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	$(1,105)	$(1,017)
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,422	3,158
Cash, cash equivalents and restricted cash equivalents at end of period	$2,317	$2,141

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2025	2024	2025	2024
Corn	$2,961	$2,683	$5,030	$4,770
Soybean	1,257	1,317	1,562	1,609
Other oilseeds	186	186	409	431
Other	133	145	243	272
Seed	$4,537	$4,331	$7,244	$7,082

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2025	2024	2025	2024
Herbicides	$995	$946	$1,855	$1,832
Insecticides	436	415	772	788
Fungicides	342	250	646	545
Biologicals	97	90	181	172
Other	49	80	175	185
Crop Protection	$1,919	$1,781	$3,629	$3,522

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2025	2024	2025	2024
North America[1]	$3,954	$3,753	$5,551	$5,224
EMEA[2]	282	251	1,108	1,169
Latin America	154	207	339	478
Asia Pacific	147	120	246	211
Rest of World[3]	583	578	1,693	1,858
Net Sales	$4,537	$4,331	$7,244	$7,082

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2025	2024	2025	2024
North America[1]	$675	$647	$1,288	$1,263
EMEA[2]	465	422	1,116	1,092
Latin America	518	443	775	687
Asia Pacific	261	269	450	480
Rest of World[3]	1,244	1,134	2,341	2,259
Net Sales	$1,919	$1,781	$3,629	$3,522

1.Reflects U.S. & Canada
2.Reflects Europe, Middle East, and Africa
3.Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025		2025
Net Sales (GAAP)	$6,456		$10,873
Add: Impacts from Currency and Portfolio / Other	83		274
Organic Sales (Non-GAAP)	$6,539		$11,147

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING EBITDA	2025	2024	2025	2024
Seed	$1,863	$1,698	$2,705	$2,446
Crop Protection	334	255	711	565
Corporate Expenses	(33)	(36)	(63)	(60)
Operating EBITDA (Non-GAAP)	$2,164	$1,917	$3,353	$2,951

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Income (loss) from continuing operations after income taxes (GAAP)	$1,382	$1,056	$2,049	$1,432
Provision for (benefit from) income taxes on continuing operations	422	282	539	388
Income (loss) from continuing operations before income taxes (GAAP)	1,804	1,338	2,588	1,820
Depreciation and amortization	301	312	597	619
Interest income	(31)	(25)	(63)	(60)
Interest expense	52	66	88	107
Exchange (gains) losses - net[1]	25	78	52	137
Non-operating (benefits) costs - net[2]	3	30	13	82
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	43	(19)	52	(18)
Significant items (benefit) charge[3]	(33)	137	26	264
Operating EBITDA (Non-GAAP)	$2,164	$1,917	$3,353	$2,951

1.Refer to page A-14 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2025 vs. Q2 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$229	5%	$244	6%	2%	4%	(1)%	—%
EMEA	74	11%	87	13%	4%	9%	(2)%	—%
Latin America	22	3%	72	11%	(7)%	18%	(8)%	—%
Asia Pacific	19	5%	24	6%	4%	2%	(1)%	—%
Rest of World	115	7%	183	11%	—%	11%	(4)%	—%
Total	$344	6%	$427	7%	1%	6%	(1)%	—%

SEED
	Q2 2025 vs. Q2 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$201	5%	$214	6%	2%	4%	(1)%	—%
EMEA	31	12%	57	23%	12%	11%	(11)%	—%
Latin America	(53)	(26)%	(40)	(19)%	(2)%	(17)%	(7)%	—%
Asia Pacific	27	23%	30	25%	6%	19%	(2)%	—%
Rest of World	5	1%	47	8%	5%	3%	(7)%	—%
Total	$206	5%	$261	6%	3%	3%	(1)%	—%

CROP PROTECTION
	Q2 2025 vs. Q2 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$28	4%	$30	5%	1%	4%	(1)%	—%
EMEA	43	10%	30	7%	(1)%	8%	3%	—%
Latin America	75	17%	112	25%	(9)%	34%	(8)%	—%
Asia Pacific	(8)	(3)%	(6)	(2)%	3%	(5)%	(1)%	—%
Rest of World	110	10%	136	12%	(3)%	15%	(2)%	—%
Total	$138	8%	$166	9%	(2)%	11%	(1)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q2 2025 vs. Q2 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$278	10%	$321	12%	4%	8%	(2)%	—%
Soybeans	(60)	(5)%	(57)	(4)%	1%	(5)%	(1)%	—%
Other oilseeds	—	—%	8	4%	2%	2%	(4)%	—%
Other	(12)	(8)%	(11)	(8)%	1%	(9)%	—%	—%
Total	$206	5%	$261	6%	3%	3%	(1)%	—%

CROP PROTECTION PRODUCT LINE
	Q2 2025 vs. Q2 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$49	5%	$58	6%	(2)%	8%	(1)%	—%
Insecticides	21	5%	29	7%	(2)%	9%	(2)%	—%
Fungicides	92	37%	100	40%	2%	38%	(3)%	—%
Biologicals	7	8%	12	13%	(8)%	21%	(5)%	—%
Other	(31)	(39)%	(33)	(41)%	(4)%	(37)%	2%	—%
Total	$138	8%	$166	9%	(2)%	11%	(1)%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	First Half 2025 vs. First Half 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$352	5%	$378	6%	2%	4%	(1)%	—%
EMEA	(37)	(2)%	79	3%	2%	1%	(5)%	—%
Latin America	(51)	(4)%	68	6%	(6)%	12%	(10)%	—%
Asia Pacific	5	1%	18	3%	3%	—%	(2)%	—%
Rest of World	(83)	(2)%	165	4%	—%	4%	(6)%	—%
Total	$269	3%	$543	5%	1%	4%	(2)%	—%

SEED
	First Half 2025 vs. First Half 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$327	6%	$343	7%	3%	4%	(1)%	—%
EMEA	(61)	(5)%	31	3%	5%	(2)%	(8)%	—%
Latin America	(139)	(29)%	(91)	(19)%	(4)%	(15)%	(10)%	—%
Asia Pacific	35	17%	40	19%	8%	11%	(2)%	—%
Rest of World	(165)	(9)%	(20)	(1)%	3%	(4)%	(8)%	—%
Total	$162	2%	$323	5%	3%	2%	(3)%	—%

CROP PROTECTION
	First Half 2025 vs. First Half 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$25	2%	$35	3%	(1)%	4%	(1)%	—%
EMEA	24	2%	48	4%	(1)%	5%	(2)%	—%
Latin America	88	13%	159	23%	(7)%	30%	(10)%	—%
Asia Pacific	(30)	(6)%	(22)	(5)%	1%	(6)%	(1)%	—%
Rest of World	82	4%	185	8%	(2)%	10%	(4)%	—%
Total	$107	3%	$220	6%	(2)%	8%	(3)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	First Half 2025 vs. First Half 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$260	5%	$386	8%	3%	5%	(3)%	—%
Soybeans	(47)	(3)%	(42)	(3)%	1%	(4)%	—%	—%
Other oilseeds	(22)	(5)%	1	—%	3%	(3)%	(5)%	—%
Other	(29)	(11)%	(22)	(8)%	5%	(13)%	(3)%	—%
Total	$162	2%	$323	5%	3%	2%	(3)%	—%

CROP PROTECTION PRODUCT LINE
	First Half 2025 vs. First Half 2024				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change[1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$23	1%	$70	4%	(2)%	6%	(3)%	—%
Insecticides	(16)	(2)%	12	2%	(1)%	3%	(4)%	—%
Fungicides	101	19%	128	23%	(2)%	25%	(4)%	—%
Biologicals	9	5%	20	12%	(6)%	18%	(7)%	—%
Other	(10)	(5)%	(10)	(5)%	(1)%	(4)%	—%	—%
Total	$107	3%	$220	6%	(2)%	8%	(3)%	—%

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Seed	$(1)	$(31)	$(41)	$(47)
Crop Protection	37	(79)	23	(176)
Corporate	(3)	(27)	(8)	(41)
Total significant items before income taxes	$33	$(137)	$(26)	$(264)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [9]		($ Per Share)
	2025	2024	2025	2024	2025	2024
1st Quarter
Restructuring and asset related charges - net [1]	$(22)	$(75)	$(17)	$(56)	$(0.02)	$(0.08)
Estimated settlement expense [2]	—	(54)	—	(41)	—	(0.06)
Gain (loss) on sale of assets [3]	—	4	—	3	—	0.01
Acquisition-related costs [4]	—	(2)	—	(1)	—	—
AltEn facility remediation charges [5]	(37)	—	(28)	—	(0.04)	—
Income tax items [6]	—	—	55	—	0.08	—
1st Quarter – Total	$(59)	$(127)	$10	$(95)	$0.02	$(0.13)

2nd Quarter
Restructuring and asset related charges - net [1]	$(79)	$(92)	$(59)	$(69)	$(0.09)	$(0.10)
Estimated settlement expense [2]	—	(47)	—	(36)	—	(0.05)
Inventory write-offs [3]	—	2	—	2	—	—
Gain (loss) on sale of assets [3]	14	3	12	2	0.02	—
Acquisition-related costs [4]	—	(3)	—	(2)	—	—
Insurance proceeds [7]	$98	$—	$74	$—	$0.11	$—
2nd Quarter – Total	$33	$(137)	$27	$(103)	$0.04	$(0.15)

Year-to-Date Total [8]	$(26)	$(264)	$37	$(198)	$0.05	$(0.28)

1.Second and first quarter 2025 includes restructuring and asset related benefits (charges) of $(79) and $(22), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program.

Second and first quarter 2024 includes restructuring and asset related benefits (charges) of $(92) and $(75), respectively. The charges relate to a $(57) and $(55) charge for the second and first quarter, respectively, primarily associated with the Crop Protection Operations Strategy Restructuring Program and a $(35) and $(20) charge for the second and first quarter, respectively, related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

2.Second and first quarter 2024 included estimated Lorsban® related charges of $(47) and $(54), respectively.

3.Second quarter 2025 includes a benefit of $14 related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second and first quarter 2024 includes a benefit of $3 and $4, respectively, related to the 2022 Restructuring Actions consisting of a gain on the sale of assets. Second quarter of 2024 also includes a $2 benefit associated with sales of inventory previously reserved for in association with the 2022 Restructuring Actions.

4.Second and first quarter 2024 includes acquisition-related costs relating to third-party integration costs associated with the completed acquisitions of Stoller and Symborg.

5.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

6.The tax only significant item benefit for the first quarter 2025 reflects a deferred tax benefit associated with a change in a legal entity's U.S. tax characterization.

7.The insurance proceeds include proceeds received related to prior significant items.

8.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

9.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended June 30,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$1,380	$1,053	$2.02	$1.51
Less: Non-operating benefits (costs), after tax[1]	(8)	(21)	(0.01)	(0.03)
Less: Amortization of intangibles (existing as of Separation), after tax	(110)	(118)	(0.16)	(0.16)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(33)	15	(0.05)	0.02
Less: Significant items benefit (charge), after tax	27	(103)	0.04	(0.15)
Operating Earnings (Loss) (Non-GAAP)[2]	$1,504	$1,280	$2.20	$1.83

	Six Months Ended June 30,
	2025	2024	2025	2024
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$2,043	$1,425	$2.98	$2.03
Less: Non-operating benefits (costs), after tax[1]	(16)	(61)	(0.02)	(0.09)
Less: Amortization of intangibles (existing as of Separation), after tax	(219)	(235)	(0.32)	(0.34)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(40)	14	(0.06)	0.02
Less: Significant items benefit (charge), after tax	37	(198)	0.05	(0.28)
Operating Earnings (Loss) (Non-GAAP)[2]	$2,281	$1,905	$3.33	$2.72

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-12 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating EBITDA (Non-GAAP)[1]	$2,164	$1,917	$3,353	$2,951
Depreciation	(140)	(138)	(274)	(268)
Amortization of intangibles (post Separation)	(18)	(20)	(38)	(43)
Interest income	31	25	63	60
Interest expense	(52)	(66)	(88)	(107)
(Provision for) benefit from income taxes on continuing operations before significant items, non-operating benefits (costs), amortization of intangibles (existing as of Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)[1]	(443)	(387)	(663)	(581)
Base income tax rate from continuing operations (Non-GAAP)[1]	22.3%	22.5%	22.0%	22.4%
Exchange gains (losses), after tax[2]	(36)	(48)	(66)	(100)
Net (income) loss attributable to non-controlling interests	(2)	(3)	(6)	(7)
Operating Earnings (Loss) (Non-GAAP)[1]	$1,504	$1,280	$2,281	$1,905
Diluted Shares (in millions)	683.1	698.1	684.7	700.4
Operating Earnings (Loss) Per Share (Non-GAAP)[1]	$2.20	$1.83	$3.33	$2.72

1.     Refer to pages A-5 through A-9, A-11 and A-13 for Non-GAAP reconciliations.
2.     Refer to page A-14 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Income (loss) from continuing operations before income taxes (GAAP)	$1,804	$1,338	$2,588	$1,820
Add: Significant items (benefit) charge[1]	(33)	137	26	264
Non-operating (benefits) costs	3	30	13	82
Amortization of intangibles (existing as of Separation)	143	154	285	308
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	43	(19)	52	(18)
Less: Exchange gains (losses)[2]	(25)	(78)	(52)	(137)
Income (loss) from continuing operations before income taxes, significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,985	$1,718	$3,016	$2,593

Provision for (benefit from) income taxes on continuing operations (GAAP)	$422	$282	$539	$388
Add: Tax (expenses) benefits on significant items (benefit) charge[1]	(6)	34	63	66
Tax (expenses) benefits on non-operating (benefits) costs	(5)	9	(3)	21
Tax benefits on amortization of intangibles (existing as of Separation)	33	36	66	73
Tax benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	10	(4)	12	(4)
Tax (expenses) benefits on exchange gains (losses)[2]	(11)	30	(14)	37
Provision for (benefit from) income taxes on continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$443	$387	$663	$581

Effective income tax rate (GAAP)	23.4%	21.1%	20.8%	21.3%
Significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(0.2)%	0.7%	2.0%	0.9%
Tax rate from continuing operations before significant items, non-operating (benefits) costs, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	23.2%	21.8%	22.8%	22.2%
Exchange gains (losses), net effect[2]	(0.9)%	0.7%	(0.8)%	0.2%
Base income tax rate from continuing operations (Non-GAAP)	22.3%	22.5%	22.0%	22.4%

1.See page A-10 for further detail on the significant items table.
2.See page A-14 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$(154)	$(66)	$(201)	$(43)
Local tax (expenses) benefits	14	28	13	18
Net after-tax impact from subsidiary exchange gain (loss)	$(140)	$(38)	$(188)	$(25)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$129	$(12)	$149	$(94)
Tax (expenses) benefits	(25)	2	(27)	19
Net after-tax impact from hedging program exchange gain (loss)	$104	$(10)	$122	$(75)

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(25)	$(78)	$(52)	$(137)
Tax (expenses) benefits	(11)	30	(14)	37
Net after-tax exchange gain (loss)	$(36)	$(48)	$(66)	$(100)

Non-controlling interest adjustment	—	—	—	1

Net after-tax exchange gain (loss) attributable to Corteva	$(36)	$(48)	$(66)	$(99)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."